                                                                    EXHIBIT 10.9

                                Amendment No. 6
                                       to
                             Transaction Agreement

     This Amendment No. 6 ("Amendment") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999 and by Amendment No. 5 dated as of June 30, 1999 (the "Original Agreement"), is made as of November 18, 1999, among Choice One Communications Inc. (the "Corporation"), Choice One Communications L.L.C. (the "LLC") and the persons listed on the signature pages hereto.

     WHEREAS, the parties desire to amend the Original Agreement to provide for certain governance arrangements to be effective in connection with the initial Public Offering;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Amendment to Section 5.03 of the Original Agreement . Effective upon the consummation of the initial Public Offering, Section 5.03 of the Original Agreement shall hereby be amended and restated as follows:

     "SECTION 5.03. Corporate Governance. (a) Board Size. The initial size of the Board shall be [number] directors. The Board size may be changed by action of the Board but will not at any time be less than the total number of directors designated (or entitled to be designated) pursuant to Section 5.03(b) at such time.

     (b) Composition of the Board. The following will be designated as directors to the Board:

          (i) MSCP may designate (w) a majority of the Board so long as MSCP and its Affiliates hold at least 75% of the MSCP Equity, (x) [1/3] of the Board so long as MSCP and its Affiliates hold less than 75% but at least 50% of the MSCP Equity; (y) 2 directors so long as MSCP and its Affiliates hold less than 50% but at least 25% of the MSCP Equity and (z) one representative so long as MSCP and its Affiliates hold less than 25% but at least 10% of the MSCP Equity; with respect to the foregoing representatives so entitled to be designated, so long as more than one representative is entitled to be designated by MSCP, Morgan Stanley Capital Partners III, L.P. may designate one representative (as long as it owns outstanding Common Stock), and Morgan Stanley Dean Witter Capital Partners IV, L.P. may designate one representative (as long as it owns outstanding Common Stock); all other designations of such representatives will be by the general partner of either Morgan Stanley Capital Partners III, L.P. or Morgan Stanley Dean Witter Capital Partners IV, L.P.;

          (ii) Chisholm Partners III, L.P. may designate one director so long as Fleet and its Affiliates hold at least 50% of the Fleet Equity;

          (iii) Waller-Sutton may designate one director so long as Waller-Sutton and its Affiliates hold at least 75% of the Waller-Sutton Equity; and

          (iv) the Corporation's chief executive officer shall be designated as a director.

Each of MSCP, Fleet and Waller-Sutton is referred to as an "Investor".

     (c) Outside Directors. Within three months after the consummation of the initial Public Offering, the Board shall fill at least one of the vacancies on the Board with an individual who is neither an officer or employee of the Corporation nor an "Affiliate" or an "Associate" (as those terms are used within the meaning of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act) of such an officer or employee or of any Investor (such an individual, an "Outside Director"). There will at all times be at least one Outside Director, who will be designated by the Board.

     (d) Quorum; Board Action. The required quorum for Board action shall be the presence at a Board meeting of at least four directors; provided that (i) so long as MSCP has the right to designate a director on the Board, a quorum must include at least one director designated by MSCP and (ii) so long as either Fleet or Waller-Sutton has the right to designate a director on the Board, a quorum must include at least one director designated by either Fleet or Waller-Sutton.

     All action of the Board shall require the affirmative vote of at least a majority of the directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board; provided that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy

     (e) Subsidiary Boards. The composition of the board of directors of each of the Corporation's Subsidiaries (a "Sub Board") shall be the same as that of the Board.

     (f) Executive Committee. The Board shall create and maintain an executive committee (the "Executive Committee"), membership of which will be constituted as follows: (i) one Director may be designated by MSCP, (ii) the Corporation's chief executive officer will be a member, (iii) Fleet may designate the Director designated by Fleet pursuant to 5.03(b)(ii), and (iv) Waller-Sutton may designate the Director designated by Waller-Sutton pursuant to 5.03(b)(iii); provided that an Investor will lose its right to have its designee on the Executive Committee as soon as it is not entitled to any designee on the Board. Executive Committee membership will otherwise be as designated by the Board.
The Executive Committee shall (x) act as a liaison between the Board, on the one hand, and executive management, on the other hand, and (y) exercise such powers as shall be delegated to it from time to time by the Board. Each member of the Executive Committee shall have one vote.

     (g) Pricing Committee. The Board shall create and maintain a committee (the "Pricing Committee"), membership of which will be constituted as follows:
(i) one Director may be designated by MSCP, (ii) the Corporation's chief executive officer will be a member, (iii) Fleet may designate the Director designated by Fleet pursuant to 5.03(b)(ii), and (iv) Waller-Sutton may designate the Director designated by Waller-Sutton pursuant to 5.03(b)(iii); provided that an Investor will lose its right to have its designee on the Pricing Committee as soon as it is not entitled to any designee on the Board. Pricing Committee membership will otherwise be as designated by the Board. The Pricing Committee (A) shall negotiate the pricing and other terms applicable to the engagement of an Affiliate of MSCP as a financial advisor to the Corporation or as lead manager or lead arranger for any underwritten offering or capital markets activities (x) for the account of the Corporation or (y) in which MSCP does not participate, which terms will be customary for a transaction of that nature, (B) will have the authority in all such cases to select and engage one or more co-managers or co-arrangers for any such underwritten offering or capital markets activities and may negotiate the terms of such engagement and
(C) shall exercise such others powers as shall be delegated to it from time to time by the Board. Notwithstanding the foregoing, MSCP's designee shall abstain from voting on matters referred to in clause (A) of the previous sentence (but will be entitled to participate in discussions and deliberations, and will be consulted in good faith, thereon). Each member of the Pricing Committee shall have one vote.

     (h) Other Committees. Committees of the Board or a Sub Board (other than the Executive Committee and the Pricing Committee) shall be created only upon the approval of a majority of the members of the entire Board or the applicable entire Sub Board, in each case assuming there were no vacancies and provided that action is taken at a meeting at which a quorum exists, and the composition of each such committee (if any) shall be proportionately equivalent to that of the Board to the extent practicable. It is understood and agreed, however, that no Director who is an officer of the Corporation may serve on the audit committee or any compensation committee or other similar committee established by the Board.

     (i) Removal. Any director may be removed from the Board or a Sub Board or committee, (i) with or without cause, at the written request of the holder or holders entitled to designate such person to be a director, (ii) at the Board's request, as soon as the director in question is no longer entitled to be designated pursuant to Section 5.03(b) (but if the applicable holder is entitled to more than one designee, such holder may select the designee(s) to be removed); or (iii) with cause at the request of any Investor, and, subject to
Section 141(k) of the Delaware General Corporation Law, under no other circumstances; provided that if any Director who is an officer of the Corporation ceases to be an employee of the Corporation and its Subsidiaries for any reason, the individual shall be removed as a member of the Board and each Sub Board and committee promptly after his employment ceases.

     (j) Vacancies. In the event any director ceases to serve as a member of the Board or a Sub Board during his or her term of office, whether pursuant to
Section 5.03(i) above or otherwise, or for any other reason there are at any time fewer representatives serving on the Board than are entitled to be designated by an Investor, the resulting vacancy on the Board or the Sub Board may be filled at any time (i) by a representative designated by the holder or holders entitled to designate such vacant Board seats or (ii) if no holder is entitled to designate a representative to fill such vacancy at such time, then by the Board as constituted immediately prior to such time.

     (k) Agreement to Implement the Foregoing. Each party hereto agrees that it will vote its shares or execute consents, as the case may be, and each party hereto (including the Corporation) shall take all other necessary action (including nominating such designees, calling an annual or special meeting of shareholders, or causing its designee(s) to resign, as applicable) in order to ensure that the composition of the Board is as set forth in this Section 5.03 and otherwise to give effect to the provisions of this Section 5.03. Each party shall vote its shares, and shall take all other actions necessary, to ensure that the Corporation's Certificate of Incorporation and Bylaws facilitate and do not at any time conflict with any provision of this Agreement. The obligations imposed on any Investor to give effect to the provisions set forth in this
Section 5.03 shall terminate as to such Investor when such Investor's right to designate a director is terminated, after which time such Investor's consent shall not be needed to any amendment or waiver of this Section 5.03."

     SECTION 2.  Amendment to Section 5.05.   Section 5.05 of the Original
Agreement is hereby amended and restated as follows:

     "Section 5.05. Termination.  The rights and requirements under Sections
5.01 and 5.02 shall terminate upon the earlier to occur of (i) consummation of the initial Public Offering approved under Section 5.02 of the LLC Agreement and
(ii) the closing of a Sale of the Corporation. The provisions of Section 5.03 shall terminate upon the closing of a Sale of the Corporation. The provisions of
Section 5.04 shall survive the termination of the other provisions of this
Article 5."

     SECTION 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

     SECTION 4.  Effect of Amendment; Governing Law.  The amendment to Section
5.03 of the Original Agreement effected by Section 1 hereof shall be not effective until consummation of the initial Public Offering. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                         CHOICE ONE COMMUNICATIONS INC.


                         By: /s/ Steve M. Dubnik
                            -----------------------------

                         Its: President and Chief Executive Officer
                            -----------------------------


                         CHOICE ONE COMMUNICATIONS L.L.C.


                         By: /s/ Steve M. Dubnik
                            -----------------------------

                         Its: Authorized Person
                             ----------------------------


                         MANAGEMENT MEMBERS

                            /s/ Steve M. Dubnik
                            -----------------------------
                            Steve M. Dubnik, as a Management
                            Member and as Chief Executive Officer
                            of Choice One Communications, Inc.

                            /s/ Mae Squier-Dow
                            -----------------------------
                            Mae Squier-Dow

                            /s/ Kevin Dickens
                            -----------------------------
                            Kevin Dickens

                            /s/ Philip Yawman
                            -----------------------------
                            Philip Yawman

                            /s/ Joseph Schaal
                            -----------------------------
                            Joseph Schaal


                            -----------------------------
                            Elizabeth Ellis

                            /s/ Joseph Calzone
                            -----------------------------
                            Joseph Calzone

                            /s/ Michelle Paroda
                            -----------------------------
                            Michelle Paroda

                            /s/ Linda Chapman
                            -----------------------------
                            Linda Chapman

                            -----------------------------
                            John Zimmer

                            /s/ David Fitts
                            -----------------------------
                            David Fitts

                            /s/ Kenneth Okolowicz
                            -----------------------------
                            Kenneth Okolowicz

                            /s/ Daniel K. Iles
                            -----------------------------
                            Daniel K. Iles

                            /s/ Michael D'Angelo
                            -----------------------------
                            Michael D'Angelo

                            /s/ Robert Merrill
                            -----------------------------
                            Robert Merrill

                            /s/ Kim Scovill
                            -----------------------------
                            Kim Scovill

                         INVESTOR MEMBERS

                         MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                         By:  MSCP III, L.P., its general partner
                         By:  Morgan Stanley Capital Partners III, Inc.,
                            its general partner


                         By: /s/ John Ehrenkranz
                            -----------------------------

                         Its: Principal
                             ----------------------------

                         By:  /s/ Michael Jansen
                            -----------------------------

                         Its: Managing Director
                             ----------------------------

                         MSCP III 892 INVESTORS, L.P.

                         By:  MSCP III, L.P., its general partner
                         By: Morgan Stanley Capital Partners III, Inc., its general partner

                         By: /s/ John Ehrenkranz
                            -----------------------------

                         Its: Principal
                             ----------------------------

                         By:  /s/ Michael Jansen
                            -----------------------------

                         Its: Managing Director
                             ----------------------------


                         MORGAN STANLEY CAPITAL INVESTORS, L.P.


                         By:  MSCP III, L.P., its general partner
                         By: Morgan Stanley Capital Partners III, Inc., its general partner


                         By: /s/ John Ehrenkranz
                            -----------------------------

                         Its: Principal
                             ----------------------------

                         By:  /s/ Michael Jansen
                            -----------------------------

                         Its: Managing Director
                             ----------------------------

                          MORGAN STANLEY DEAN WITTER
                          CAPITAL PARTNERS IV, L.P.


                         By:  MSDW Capital Partners IV, LLC, its
                              general partner
                         By:  MSDW Capital Partners IV, Inc., its
                              general partner


                         By: /s/ John Ehrenkranz
                            -----------------------------

                         Its: Principal
                             ----------------------------

                         By:  /s/ Michael Jansen
                            -----------------------------

                         Its: Managing Director
                             ----------------------------


                         MSDW IV 892 INVESTORS, L.P.

                         By:  MSDW Capital Partners IV, LLC, its general partner
                         By:  Morgan Stanley Capital Partners IV, Inc.,
                              its general partner


                         By: /s/ John Ehrenkranz
                            -----------------------------

                         Its: Principal
                             ----------------------------

                         By:  /s/ Michael Jansen
                            -----------------------------

                         Its: Managing Director
                             ----------------------------

                         CHISHOLM PARTNERS III, L.0.

                         By:  Silverado III, L.P., its General Partner
                         By:  Silverado III, Corp., its General Partner

                         By: /s/ Robert M. Van Degna
                            --------------------------------
                             Robert M. Van Degna
                             Chairman & CEO



                         KENNEDY PLAZA PARTNERS
                         By: /s/ Robert M. Van Degna
                            --------------------------------
                             Robert M. Van Degna
                             Managing General Partner



                         FLEET VENTURE RESOURCES, INC.


                         By: /s/ Robert M. Van Degna
                            --------------------------------
                             Robert M. Van Degna
                             Chairman & CEO



                         FLEET EQUITY PARTNERS VI, L.P.


                         By: /s/ Robert M. Van Degna
                            --------------------------------
                             Fleet Growth Resources II, Inc.,
                             its General Partner


                         By: /s/ Robert M. Van Degna
                            --------------------------------
                             Robert M. Van Degna
                             Chairman & CEO

                         WALLER-SUTTON MEDIA PARTNERS, L.P.
                         By:  Waller-Sutton Media, L.L.C. its general partner



                         By: /s/ Bruce Hernandez
                            ------------------------------------
                            Bruce Hernandez
                            Chief Executive Officer



                         FIRST UNION CAPITAL PARTNERS, INC.


                         By:
                              ----------------------------------
                         Its:
                               ----------------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By:
                              ----------------------------------
                         Its:
                               ----------------------------------


                         CARAVELLE INVESTMENT FUND, L.L.C.
                         By:  Caravelle Advisors, L.L.C., as
                            Investment Manager


                         By:
                              ----------------------------------
                         Its:
                               ----------------------------------

                         ROYCE J. HOLLAND


                         By:
                              ----------------------------------
                              Royce J. Holland



                         R. PHILIP SILVER


                         By:
                              ----------------------------------
                              R. Philip Silver